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                                    EXHIBIT 3

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned Reporting Persons hereby agrees to the joint filing, along with all other such Reporting Persons, on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, $0.01par value, of Metromedia International Group, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 9th day of June, 2005.



                                      D. E. Shaw Laminar Portfolios,
L.L.C.

                                      By:  D. E. Shaw & Co., L.L.C., as
                                           managing member

                                           By: /s/ Julius Gaudio
                                               ---------------------
                                               Julius Gaudio
                                               Managing Director



                                      D. E. Shaw & Co., L.P.

                                      By: /s/ Julius Gaudio
                                          ---------------------------
                                            Julius Gaudio
                                            Managing Director



                                      D. E. Shaw & Co., L.L.C.

                                      By: /s/ Julius Gaudio
                                          ---------------------
                                          Julius Gaudio
                                          Managing Director



                                      David E. Shaw

                                      By: /s/ Julius Gaudio
                                          ---------------------
                                          Julius Gaudio
                                          Attorney-in-Fact for David E. Shaw